                            COLLATERAL ASSIGNMENT OF
                        TRADEMARKS AND SECURITY AGREEMENT

         COLLATERAL ASSIGNMENT OF TRADEMARKS AND SECURITY AGREEMENT, made this ____ day of April 1995, by and between:

         J&L STRUCTURAL, INC., a Delaware corporation (the "COMPANY"), having an office at 1430 Broadway, 13th Floor, New York, NY 10018-3308; and

         THE PAUL REVERE INVESTMENT MANAGEMENT COMPANY, as agent (the "AGENT"), under the Agreement referenced below (the "SECURED PARTY");

                              W I T N E S S E T H:

         WHEREAS:

         (A) The Company and the Secured Party and certain Purchasers have entered into a certain Note and Warrant Purchase Agreement of even date herewith (hereinafter, as it may from time to time be amended, modified and/or supplemented, referred to as the "AGREEMENT") pursuant to which such Purchasers have agreed to purchase the Notes and Warrants for an amount set forth therein, upon and subject to the terms and conditions of the Agreement;

         (B) All of the indebtedness, liabilities and obligations of the Company to such Purchasers, whether now existing or hereafter arising, including, without limitation, the indebtedness, liabilities and obligations of the Company to such Purchasers under the Agreement and all other instruments and documents executed and delivered in connection with any of the foregoing are hereinafter referred to collectively as the "DEBT";

         (C) The Company has adopted, has used and is using the trademarks and service marks described on Schedule A hereto, and is the owner of, the U.S. Patent and Trademark Office Service Mark Certificates listed on Schedule A attached hereto (the "TRADEMARKS") along with the goodwill of the business associated therewith;

         (D) All of the Debt is secured by the grant by the Company to the Secured Party of liens on and security interests in certain of the properties and assets of the Company, including, without limitation, the Trademarks pursuant to the Agreement;

         (E) The Agreement requires that the Company shall execute and deliver this Collateral Assignment of Trademarks and Security Agreement;

         (F) The Company and such Purchasers have entered into a certain Subordination and Intercreditor Agreement of even date herewith with FINOVA CAPITAL CORPORATION, a Delaware corporation, (the "SENIOR LENDER") (the "SUBORDINATION AGREEMENT"), which subordinates the Secured Party's lien created under this Agreement to a first lien in favor of the Senior Lender; and

         (G) All capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Agreement;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the terms and conditions set forth in the Agreement and the Subordination Agreement, the parties hereto hereby agree as follows:

         1. The Company hereby assigns, conveys and transfers unto the Secured Party on the terms and conditions contained in the Agreement, which are incorporated herein and made a part hereof, and as additional security for the Debt, a second Lien upon all of the Company's right, title and interest in, to and under (i) the Trademarks and under the goodwill of the business symbolized by the Trademarks, and (ii) in, to, and under all assets deriving from and relating to the Trademarks, including, without limitation, license fees and other payments due thereon or in connection therewith.

         2. The Company shall take all action, under both statutory and common law, which in its reasonable business judgment, may be necessary or useful to perfect title to the Trademarks and to maintain and/or defend the Trademarks including, without limitation, the defense of the Trademarks, surveillance of marks owned and/or used by third parties which may be related to the Trademarks, bringing institution of said actions against infringing marks and uses, and bringing cancellation or opposition proceedings in order to enforce rights in the Trademarks.

         3. This Collateral Assignment of Trademarks and Security Agreement shall terminate upon written notice from the Secured Party to the Company that all of the obligations secured hereby have been fully paid and performed and, upon such termination, the Secured Party shall promptly execute and deliver to the Company such release documents or instruments as the Company may reasonably request in furtherance and in evidence of such termination.

         4. This Collateral Assignment of Trademarks and Security Agreement shall be binding upon the Company, its successors and assigns and shall inure to the benefit of the Secured Party and its successors and assigns.

         5. This Collateral Assignment of Trademarks and Security Agreement may not be amended or modified except with the written consent of the Secured Party.

         6. The Company will provide any additional documentation to support or confirm the security interest created under this Collateral Assignment of Trademarks and Security Agreement as the Secured Party may request.

         IN WITNESS WHEREOF, the Company and the Secured Party have caused this Collateral Assignment of Trademarks and Security Agreement to be executed by their officers thereunto duly authorized on the day and year first above written.

                                                   J&L STRUCTURAL, INC.

                                                   BY
                                                      -------------------------
                                                                          TITLE

                                                   THE PAUL REVERE INVESTMENT
                                                   MANAGEMENT CORPORATION, AS
                                                   AGENT FOR EACH OF THE
                                                   PURCHASERS

                                                   BY
                                                      -------------------------
                                                                          TITLE

                                  SCHEDULE A TO

                       COLLATERAL ASSIGNMENT OF TRADEMARKS

                             AND SECURITY AGREEMENT

                                     BETWEEN

                              J&L STRUCTURAL, INC.

                                       AND

           THE PAUL REVERE INVESTMENT MANAGEMENT CORPORATION, AS AGENT


TRADEMARK                 REGISTRATION NO.                  REGISTRATION DATE

JUNIOR w/Design               510,211                       May 31, 1949

                      J&L STRUCTURAL, INC. ACKNOWLEDGEMENT

STATE OF NEW YORK  )

                   :  SS.:

COUNTY OF NEW YORK )

         I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that ___________________, personally known to me to be ______________________ of J&L Structural, Inc., and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that (s)he signed and delivered said instrument as ________________ of said corporation, as his(her) free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this __ day of April, 1995.


                                           ____________________________________
                                                       NOTARY PUBLIC

                                           My Commission Expires:______________

          PAUL REVERE INVESTMENT MANAGEMENT CORPORATION ACKNOWLEDGEMENT

STATE OF NEW YORK  )

                   :  SS.:

COUNTY OF NEW YORK )

         I, ___________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that ____________________, personally known to me to be a ______________ of The Paul Revere Investment Management Corporation and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered said instrument as a _________________ of said corporation, as his free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this __ day of April, 1995.


                                            ___________________________________
                                                       NOTARY PUBLIC

                                            My Commission Expires:_____________